SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                      of 1934 (Amendment No.______)

Filed by the Registrant [  X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Liberty Term Trust, Inc.-1999
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________

      3) Filing Party:
         _______________________________________________________________

      4) Date Filed:
         _______________________________________________________________



                         LIBERTY TERM TRUST, INC.-1999

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 1995

     The Annual Meeting of the shareholders of Liberty Term Trust, Inc.-1999 (the "Fund") will be held at the Fund's principal offices on the 19th Floor of Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m., May 18, 1995, for the following purposes:

     (1) To elect four Class II Directors, each to hold office for a term of three years and one Class III Director, to hold office for a term of one year and until his successor shall have been elected and qualified;

     (2) To ratify or reject the selection by the Board of Directors of the firm of Ernst & Young LLP as Independent Auditors for the Fund; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 20, 1995, as the record date for determination of shareholders entitled to vote at the meeting.

                                                 By Order of the Directors

                                                     JOHN W. MCGONIGLE
                                                         Secretary

April 10, 1995

                   SIGN, DATE, AND RETURN THE ENCLOSED PROXY
                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         LIBERTY TERM TRUST, INC.-1999
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Directors"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally on May 18, 1995, at the annual meeting of shareholders ("Annual Meeting"). The cost of preparing and mailing the notice of meeting, proxy card, this Proxy Statement, and any additional proxy material, along with any other expense relating to the Annual Meeting, has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund, Federated Services Company (the Fund's Transfer Agent) or Federated Administrative Services (the Fund's Administrator). In the event that a shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     On March 20, 1995, the Fund had outstanding 5,625,018 shares of capital stock ("Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. A majority of the outstanding Shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Annual Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Annual Meeting. Under the Fund's Articles of Incorporation, the votes required to elect Directors and ratify independent auditors will be determined with reference to a percentage of votes cast at the Annual Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Annual Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Fund will furnish, without charge, a copy of the annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder of record of the Fund upon request. To request an annual and/or semi-annual report, call 1-800-235-4669, or send a written request to Betsy Hamilton at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Directors propose to mail the enclosed notice of meeting, proxy card, and this Proxy Statement on or about April 10, 1995.


                             ELECTION OF DIRECTORS

     At the Annual Meeting, votes will be taken on the election of the persons listed below as Directors of the Fund to hold office until the election and qualification of their successors. A Director may be removed from office only for cause by vote of at least 75% of the Shares entitled to be voted on the matter. All of the nominees are presently serving as Directors. They have all served in that capacity continuously since November 14, 1990, the date on which the Fund was incorporated, with the exception of Messrs. Conroy, Madden and Murray. John T. Conroy, Jr. and Peter E. Madden were appointed as Class I Directors on August 21, 1991 and John E. Murray, Jr. was appointed as Class III Director on February 14, 1995. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.

     The Directors are classified into three classes. At the Initial Annual Meeting of Shareholders held on May 18, 1993, Class I, Class II and Class III Directors were elected to serve terms of one, two and three years, respectively, and until their successors are elected and qualified. At each succeeding Annual Meeting of Shareholders, successors to the Directors whose terms expire at that Annual Meeting will be re-elected for a three-year term, and until their successors are elected and qualified. Such classification may prevent replacement of a majority of the Directors for up to a two year period. The nominees listed below comprise the Class II Directors and the newly-appointed Class III Director. All nominees have consented to serve if elected.
- --------------------------------------------------------------------------------
William J. Copeland (Age: 76)
One PNC Plaza-23rd Floor
Pittsburgh, PA

Director/Class II

Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.
- --------------------------------------------------------------------------------
J. Christopher Donahue* (Age: 45)
Federated Investors Tower
Pittsburgh, PA

Vice President and Director/Class II

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue,
Chairman and Director of the Fund.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

James E. Dowd (Age: 72)
571 Hayward Mill Road
Concord, MA

Director/Class II

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee,
or Managing General Partner of the Funds; formerly, Director, Blue Cross of Massachusetts, Inc.
- --------------------------------------------------------------------------------
Lawrence D. Ellis, M.D. (Age: 62)
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Director/Class II

Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D. (Age: 62)
Duquesne University
Pittsburgh, PA

Director/Class III

President, Law Professor, Duquesne University; Consulting Partner, Mollica,
Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------

     The Class I and Class III Directors, whose terms of office are described above, are as follows:
- --------------------------------------------------------------------------------
John F. Donahue +* (Age: 70)
Federated Investors Tower
Pittsburgh, PA

Chairman and Director/Class III

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp.; Chairman, Passport Research, Ltd.; Director, AEtna Life and Casualty Company; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Vice President and Director of the Fund.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
John T. Conroy, Jr. (Age: 57)
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Director/Class I

President, Investment Properties Corporation; Senior Vice-President, John R.
Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.
- --------------------------------------------------------------------------------
Edward L. Flaherty, Jr. + (Age: 70)
Two Gateway Center-Suite 674
Pittsburgh, PA

Director/Class III

Attorney-at-law; Partner, Henny, Koehuba, Meyer & Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial,
F.A., Western Region.
- --------------------------------------------------------------------------------
Peter E. Madden (Age: 52)
225 Franklin Street
Boston, MA

Director/Class I

Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation and Trustee, Lahey Clinic Foundation, Inc.
- --------------------------------------------------------------------------------
Gregor F. Meyer (Age: 68)
Two Gateway Center-Suite 674
Pittsburgh, PA

Director/Class III

Attorney-at-law; Partner, Henny, Koehuba, Meyer & Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman, Horizon Financial, F.A.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
Wesley W. Posvar (Age: 69)
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Director/Class I

Professor, Foreign Policy and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Slovak Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus,
University of Pittsburgh; formerly, Chairman, National Advisory Council for Environmental Policy and Technology.
- --------------------------------------------------------------------------------
Marjorie P. Smuts (Age: 59)
4905 Bayard Street
Pittsburgh, PA

Director/Class I

Public relations/marketing consultant; Director, Trustee, or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------

+ Members of the Fund's Executive Committee. The Executive Committee of the
  Board of Directors handles the Directors' responsibilities between meetings of the Board.

* These Directors are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940.

Officers and Directors as a group own less than 1% of the Fund's outstanding Shares.

     As used in the table above, "The Funds," and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Cash Management Trust; Automated Government Money Trust; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust;



International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc.-1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; and World Investment Series, Inc.

DIRECTORS' COMPENSATION
- --------------------------------------------------------------------------------

         NAME,            AGGREGATE
     POSITION WITH       COMPENSATION                       TOTAL COMPENSATION PAID
          FUND            FROM FUND*                           FROM FUND COMPLEX+
- -----------------------------------------------------------------------------------------------
John F. Donahue
Chairman and
Director/Class II           $    0     $      0  for the Fund and
                                             68  other investment companies in the Fund Complex
John T. Conroy, Jr.
Director/Class I            $1,153     $117,202  for the Fund and
                                             64  other investment companies in the Fund Complex
William J. Copeland
Director/Class II           $1,153     $117,202  for the Fund and
                                             64  other investment companies in the Fund Complex
J. Christopher Donahue
Vice President and
Director/Class II           $    0     $      0  for the Fund and
                                             14  other investment companies in the Fund Complex
James E. Dowd
Director/Class II           $1,153     $117,202  for the Fund and
                                             64  other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.
Director/Class II           $1,047     $106,460  for the Fund and
                                             64  other investment companies in the Fund Complex
Edward L. Flaherty, Jr.
Director/Class III          $1,153     $117,202  for the Fund and
                                             64  other investment companies in the Fund Complex


         NAME,            AGGREGATE
     POSITION WITH       COMPENSATION                       TOTAL COMPENSATION PAID
          FUND            FROM FUND*                           FROM FUND COMPLEX+
- -----------------------------------------------------------------------------------------------
Peter E. Madden
Director/Class I            $  890     $ 90,563  for the Fund and
                                             64  other investment companies in the Fund Complex
Gregor F. Meyer
Director/Class III          $1,047     $106,460  for the Fund and
                                             64  other investment companies in the Fund Complex
John E. Murray, Jr.
Director/Class III          $    0     $      0  for the Fund and
                                             69  other investment companies in the Fund Complex
Wesley W. Posvar
Director/Class I            $1,047     $106,460  for the Fund and
                                             64  other investment companies in the Fund Complex
Marjorie P. Smuts
Director/Class I            $1,047     $106,460  for the Fund and
                                             64  other investment companies in the Fund Complex
- -----------------------------------------------------------------------------------------------

* Information is furnished for the fiscal year ended December 31, 1994.

+ The information is provided for the last calendar year.

     If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Fund. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director.

     During the fiscal year ended December 31, 1994, there were 4 meetings of the Board of Directors. The Directors who are not interested Directors of the Fund as a group received fees totaling $9,690. The interested Directors do not receive fees from the Fund. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

     Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended December 31, 1994, there were 4 meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives and annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance at Audit Committee meetings.

     The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and ages (in parentheses) of the executive officers of the Fund who are not listed above under "Election of Directors" and their principal occupations during the last five years are as follows: Richard B. Fisher (71), President of the Fund, is Executive Vice President and Trustee, Federated Investors; Director, Federated Research Corp.; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds. Edward C. Gonzales (64), Vice President and Treasurer of the Fund, is Vice President, Treasurer, and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Executive Vice President, Treasurer, and Director, Federated Securities Corp.; Trustee, Federated Services Company and Federated Shareholder Services; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Vice President and Treasurer of the Funds. John
W. McGonigle (56), Vice President and Secretary of the Fund, is Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President and Secretary, Federated Research Corp. and Passport Research, Ltd.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; Secretary and Trustee, Federated Shareholder Services; Director and Executive Vice President, Federated Securities Corp.; Vice President and Secretary of the Funds. Each of these executive officers has been an officer of the Fund since November 14, 1990.

     Federated Administrative Services is the Fund's administrator. For the fiscal year ended December 31, 1994, the Fund's administrative fees were $142,606, none of which was waived.

     In addition, Dr. Henry Gailliot, an officer of Federated Advisers, the adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a Director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.


     Federated Securities Corp., the principal underwriter for the Fund, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE
                             ELECTION OF DIRECTORS

                            ------------------------

                        RATIFICATION OR REJECTION OF THE
                       SELECTION OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP has been selected as independent auditors for the Fund by a majority of the Directors of the Fund who are not interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended. This selection is being submitted to shareholders for their ratification or rejection at the Annual Meeting. Neither Ernst & Young LLP nor any of its partners have any direct or indirect financial interest in, or any other material relationship to, the Fund, nor are they the beneficial owners of any of the Shares of the Fund. It is not expected that a representative of Ernst & Young LLP will be present at the Annual Meeting.

     The Fund's independent auditors provide customary professional services in connection with the audit function for a registered investment company such as the Fund. Their fees for such services include fees for work leading to the expression of opinions on the financial statements included in reports to shareholders, opinions on financial statements included in amendments to the Fund's Registration Statement, and reports on the Fund's system of internal accounting controls required in the annual report to the Securities and Exchange Commission. Professional services of the independent auditors are approved by the Audit Committee of the Board of Directors. In approving fees for such services, the Audit Committee determines that their payment does not affect the independence of the independent auditors.

     The affirmative vote of a simple majority of Shares present and voting at the meeting is required to ratify the selection of Ernst & Young LLP.

           THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS RATIFICATION
                    OF ITS SELECTION OF INDEPENDENT AUDITORS


                              FEDERATED INVESTORS

     The following officers and Trustees of Federated Investors are also officers of the Fund. All of the Class A Shares (Voting) of Federated Investors are owned by a trust, the trustees of which are: John F. Donahue, Chairman, Chief Executive Officer and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and J. Christopher Donahue, son of John F. Donahue and President, Chief Operating Officer and Trustee of Federated Investors.* Officers and Directors of the Fund who own Class B Shares (Non-Voting), their positions with Federated Investors, and the number of Class B Shares beneficially owned by such persons (in parentheses) are: John F. Donahue*, Trustee, Chairman and Chief Executive Officer (636,942); J. Christopher Donahue*, Trustee, President and Chief Operating Officer (837,140); Edward C. Gonzales*, Trustee, Vice President, and Treasurer (400,000); John W. McGonigle*, Trustee, Vice President, General Counsel, and Secretary (1,000,000); and Richard B. Fisher*, Trustee, Vice President and Assistant Secretary (335,000).

     * The number of shares indicated may include shares held jointly with spouses or other family members, shares held by family-owned partnerships or other business organizations, shares held by spouses and other family members and/or shares held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares held of spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.

                            ------------------------

                          OTHER MATTERS AND DISCRETION
                        OF ATTORNEYS NAMED IN THE PROXY

     While the Annual Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the Board of Directors intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Annual Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Annual Meeting.

     If at the time any session of the Annual Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     The following list indicates the beneficial ownership of shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding Shares of the Fund as of March 20, 1995: Cede & Co., New York, New York, owned approximately 3,889,528 Shares (69.15%) and Kray & Co., Chicago, Illinois, owned approximately 776,205 Shares (13.80%).

                            ------------------------

                           PROPOSALS OF SHAREHOLDERS

     If a shareholder wishes to submit a proposal for the next Annual Meeting, such proposal should be in writing and should be received by the Fund not later than December 10, 1995. It is suggested that such written proposals be submitted via Certified Mail Return Receipt Requested. Proposals shall be mailed to Liberty Term Trust, Inc.-1999, c/o Federated Investors, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

     If you do not expect to attend the Annual Meeting, please sign your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                 By Order of the Directors

                                                     JOHN W. MCGONIGLE
                                                         Secretary
April 10, 1995


531282101
4021606A (3/95)

DETACH CARD

                      LIBERTY TERM TRUST, INC.-1999

Please take note of the important information enclosed with the Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1995.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Liberty Term Trust, Inc.-1999

                      LIBERTY TERM TRUST, INC.-1999
       The Proxy is solicited on behalf of the Board of Directors

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of LIBERTY TERM TRUST, INC.-1999, hereby appoint Charles H. Field, Patricia
F. Conner, Patricia L. Godlewski, Stephen R. Newcamp, and Kathleen R. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of LIBERTY TERM TRUST, INC.- 1999 which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS
INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN THIS PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should incidate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

_____________________________          ______________________________

_____________________________          ______________________________

_____________________________          ______________________________


 X   PLEASE MARK VOTES AS IN THIS EXAMPLE

1.) Election of Class II and        __For __Withhold __For All Except
Class III Directors:

              William J. Copeland; J. Christopher Donahue;
                 James E. Dowd; Lawrence D. Ellis, M.D.;
                           John E. Murray, Jr.

If you do not wish your shares voted "FOR" a particular nominee, mark the line "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

2.) To ratify the selection by the        __For  __Against __Abstain
Board of Directors of the firm Ernst &
Young LLP as Independent Auditors for
the Fund.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.    Date ______________________

__________________________________     ___________________________________
Shareholder sign here                  Co-owner sign here


Mark box at right if comments or address change have              ____
been noted on the reverse side of this card.